MIDNIGHT AUTO HOLDINGS, INC.

                         AND SUBSIDIARIES AND AFFILIATES

                            CONSOLIDATED AND COMBINED

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                          MIDNIGHT AUTO HOLDINGS, INC.

                         AND SUBSIDIARIES AND AFFILIATES

                            CONSOLIDATED AND COMBINED

                              FINANCIAL STATEMENTS

                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                                    CONTENTS

                                                                            PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT                        1


CONSOLIDATED AND COMBINED BALANCE SHEETS                                      2


CONSOLIDATED AND COMBINED STATEMENTS
   OF OPERATIONS AND COMPREHENSIVE INCOME                                     3


CONSOLIDATED AND COMBINED STATEMENTS
   OF STOCKHOLDERS' EQUITY                                                    4


CONSOLIDATED AND COMBINED STATEMENTS
   OF CASH FLOWS                                                              5


NOTES TO CONSOLIDATED AND COMBINED
   FINANCIAL STATEMENTS                                                   6 - 16

             INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT

TO THE STOCKHOLDERS OF
MIDNIGHT AUTO HOLDINGS, INC.
TROY, MICHIGAN


We have audited the accompanying consolidated and combined balance sheets of Midnight Auto Holdings, Inc. and Subsidiaries and Affiliates as of December 31, 2004 and 2003, and the related consolidated and combined statements of operations, stockholders' equity and cash flows for the years then ended. These consolidated and combined financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these consolidated and combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated and combined financial statements referred to above present fairly, in all material respects, the financial position of Midnight Auto Holdings, Inc. and Subsidiaries and Affiliates as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated and combined financial statements have been prepared assuming that the Companies will continue as a going concern. As discussed in Note 3 to the financial statements, the Companies have suffered recurring losses from operations and a net capital deficiency that raise substantial doubt about their ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                                    CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
December 21, 2005

          MIDNIGHT AUTO HOLDINGS, INC. AND SUBSIDIARIES AND AFFILIATES

                    CONSOLIDATED AND COMBINED BALANCE SHEETS


                                                                                                 DECEMBER 31,
                                                                                   ---------------------------------------
                                                                                        2004                   2003
                                                                                   ----------------      -----------------
                            ASSETS

CURRENT ASSETS:
         Cash                                                                      $        39,034       $         28,779
         Accounts receivable                                                                17,542                  5,483
         Marketable security                                                                 8,392                  7,899
         Inventories                                                                        18,027                 12,295
         Prepaid expenses and other current assets                                           5,465                  1,437
         Notes receivable, stockholders                                                    426,704                      -
         Due from stockholders                                                                   -                  9,000
                                                                                   ----------------      -----------------
                  Total current assets                                                     515,164                 64,893
                                                                                   ----------------      -----------------

PROPERTY AND EQUIPMENT - net                                                               142,230                158,118
                                                                                   ----------------      -----------------

INTANGIBLE ASSET                                                                            15,000                      -
                                                                                   ----------------      -----------------

OTHER ASSETS                                                                                 2,500                  2,500
                                                                                   ----------------      -----------------

                                                                                   $       674,894       $        225,511
                                                                                   ================      =================

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
         Accounts payable                                                          $       280,359       $        142,428
         Current portion of long-term debt                                                  42,482                 41,579
         Accrued expenses and other current liabilities                                    178,903                 36,647
         Income taxes payable                                                               24,971                 15,401
         Accrued director's fees                                                            50,000                      -
         Accrued payroll, stockholders                                                     654,088                      -
         Notes payable, stockholders                                                       124,000                 56,718
                                                                                   ----------------      -----------------
                  Total current liabilities                                              1,354,803                292,773
                                                                                   ----------------      -----------------

LONG-TERM LIABILITIES:
         Line of credit payable, bank                                              $        93,290       $        163,521
         Long-term debt, less current portion                                              163,919                 32,708
         Deferred rent                                                                      16,184                 10,844
                                                                                   ----------------      -----------------
                  Total other liabilities                                                  273,393                207,073
                                                                                   ----------------      -----------------

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT:
         Common stock, no par value; authorized 60,000
          shares; 2,220 shares issued and
          outstanding                                                                      213,000                 16,018
         Accumulated deficit                                                            (1,153,995)              (275,935)
         Other comprehensive loss                                                          (12,307)               (12,800)
         Less: Subscriptions receivable                                                          -                 (1,618)
                                                                                   ----------------      -----------------
                  Total stockholders' deficit                                             (953,302)              (274,335)
                                                                                   ----------------      -----------------

                                                                                   $       674,894       $        225,511
                                                                                   ================      =================

 The accompanying notes are an integral part of these consolidated and combined financial statements.

          MIDNIGHT AUTO HOLDINGS, INC. AND SUBSIDIARIES AND AFFILIATES

    CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

                                                                                                 YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                   ----------------------------------------
                                                                                         2004                   2003
                                                                                   ------------------      ----------------
REVENUES

       Sales                                                                       $       1,509,314       $     1,422,108
       Franchise fees                                                                        241,500                12,000
       Royalty income                                                                         95,351                78,120
       Gain on sale of equipment to franchisee                                                     -                14,429
                                                                                   ------------------      ----------------
             Total revenues                                                                1,846,165             1,526,657

COST OF SALES                                                                                952,851               935,549
                                                                                   ------------------      ----------------

GROSS PROFIT                                                                                 893,314               591,108

OPERATING EXPENSES                                                                         1,803,664               762,742
                                                                                   ------------------      ----------------

LOSS FROM OPERATIONS                                                                        (910,350)             (171,634)
                                                                                   ------------------      ----------------

OTHER INCOME (EXPENSES)
       Interest expense                                                                      (20,071)              (28,808)
       Interest income                                                                         3,357                    15
                                                                                   ------------------      ----------------
                                                                                             (16,714)              (28,793)
                                                                                   ------------------      ----------------

NET LOSS BEFORE PROVISION FOR INCOME
       TAXES AND COMPREHENSIVE INCOME                                                       (927,064)             (200,427)

PROVISION FOR INCOME TAXES                                                                    12,700                13,630
                                                                                   ------------------      ----------------

NET LOSS                                                                                    (939,764)             (214,057)

OTHER COMPREHENSIVE INCOME, net of tax:

       Unrealized gain on marketable security                                                    493                 1,896
                                                                                   ------------------      ----------------

COMPREHENSIVE LOSS                                                                 $        (939,271)      $      (212,161)
                                                                                   ==================      ================

 The accompanying notes are an integral part of these consolidated and combined financial statements.

          MIDNIGHT AUTO HOLDINGS, INC. AND SUBSIDIARIES AND AFFILIATES

          CONSOLIDATED AND COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY

                     YEARS ENDED DECEMBER 31, 2004 AND 2003



                                                           COMMON STOCK                   ADDITIONAL
                                                 ----------------------------------        PAID-IN                ACCUMULATED
                                                    SHARES              AMOUNT             CAPITAL                  DEFICIT
                                                 -------------      ---------------    ----------------       --------------------
BALANCE, January 1, 2003                                4,236       $       16,018     $             -        $           (61,878)

Comprehensive income:

 Net loss                                                   -                    -                   -                   (214,057)
 Unrealized gain on marketable security                     -                    -                   -                          -
                                                 -------------      ---------------    ----------------       --------------------
BALANCE, December 31, 2003                              4,236       $       16,018     $             -        $          (275,935)

Capitalization of stockholder loans                         -                    -              47,304
Stock acquired on reorganization                       (4,236)             (16,018)            (47,304)                    61,704
Stock issued on reorganization                          1,500                    -                   -                          -
Conversion of stockholder note to common stock             40               16,000                   -                          -
Common stock issued                                       640              181,000                   -                          -
Common stock issued as compensation                        40               16,000                   -                          -
Comprehensive income:
 Net loss                                                   -                    -                   -                   (939,764)
 Unrealized gain on marketable security                     -                    -                   -                          -
                                                 -------------      ---------------    ----------------       --------------------
BALANCE, December 31, 2004                              2,220       $      213,000     $             -        $        (1,153,995)
                                                 =============      ===============    ================       ====================





                                                       OTHER                   SUBSCRIPTIONS RECEIVABLE             TOTAL
                                                    COMPREHENSIVE       ------------------------------------     STOCKHOLDERS'
                                                    INCOME (LOSS)           SHARES            AMOUNT                EQUITY
                                                 --------------------   ---------------     ----------------   -----------------
BALANCE, January 1, 2003                         $           (14,696)           (1,618)     $        (1,618)   $         (62,174)

Comprehensive income:

 Net loss                                                          -                 -                    -             (214,057)
 Unrealized gain on marketable security                        1,896                 -                    -                1,896
                                                 --------------------   ---------------     ----------------   ------------------
BALANCE, December 31, 2003                       $           (12,800)           (1,618)     $        (1,618)   $        (274,335)

Capitalization of stockholder loans                                -                                      -               47,304
Stock acquired on reorganization                                   -             1,618                1,618                    -
Stock issued on reorganization                                     -                 -                    -                    -
Conversion of stockholder note to common stock                     -                 -                    -               16,000
Common stock issued                                                -                 -                    -              181,000
Common stock issued as compensation                                -                 -                    -               16,000
Comprehensive income:
 Net loss                                                          -                 -                    -             (939,764)
 Unrealized gain on marketable security                          493                 -                    -                  493
                                                 --------------------   ---------------     ----------------   ------------------
BALANCE, December 31, 2004                       $           (12,307)   $            -      $             -    $        (953,302)
                                                 ====================   ===============     ================   ==================

 The accompanying notes are an integral part of these consolidated and combined financial statements.

          MIDNIGHT AUTO HOLDINGS, INC. AND SUBSIDIARIES AND AFFILIATES

               CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS



                                                                                                      DECEMBER 31,
                                                                                          -------------------------------------
                                                                                               2004                 2003
                                                                                          ----------------    -----------------
CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss from operations                                                            $      (939,764)    $       (214,057)
      Adjustments to reconcile net loss from operations to net
          cash provided by (used in) operating activities:
          Depreciation                                                                             53,803               37,558
          Accrued director's fees                                                                  50,000                    -
          Accrued payroll, stockholders                                                           654,088                    -
          Deferred rent                                                                             5,340                8,638
          Stock compensation                                                                       16,000                    -
          Changes in assets and liabilities:
             Accounts receivable                                                                  (12,059)              (5,372)
             Inventories                                                                           (5,732)              (8,765)
             Prepaid expenses and other current assets                                             (4,027)                 228
             Accounts payable                                                                     137,931              112,805
             Accrued expenses and other current liabilities                                       141,842               39,618
             Income taxes payable                                                                   9,570               11,130
                                                                                          ----------------    -----------------

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES                                               106,992              (18,217)
                                                                                          ----------------    -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:
      Purchases of property and equipment                                                         (37,915)             (29,487)
      Purchase of intangible asset                                                                (15,000)                   -
      Advances to stockholders                                                                   (426,704)              (9,000)
      Repayment of note receivable, stockholder                                                         -               23,531
                                                                                          ----------------    -----------------

NET CASH USED IN INVESTING ACTIVITIES                                                            (479,619)             (14,956)
                                                                                          ----------------    -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Net borrowings (payments) under revolving credit agreements                                 (70,232)               3,173
      Proceeds from term loan                                                                     230,000                    -
      Repayment of term loans                                                                     (97,886)             (26,612)
      Proceeds from notes payable, stockholders                                                   140,000                    -
      Proceeds from issuance of common shares                                                     181,000                    -
                                                                                          ----------------    -----------------

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES                                               382,882              (23,439)
                                                                                          ----------------    -----------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                            10,255              (56,612)

CASH AND CASH EQUIVALENTS - beginning of year                                                      28,779               85,391
                                                                                          ----------------    -----------------

CASH AND CASH EQUIVALENTS - ending of year                                                $        39,034     $         28,779
                                                                                          ================    =================

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Cash paid during the year for:
      Interest                                                                            $        17,280     $         28,808
      Income taxes                                                                                  3,130                2,500

SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
      Comprehensive income                                                                $           493     $          1,896
      Purchases of property and equipment for debt                                                      -               83,000
      Capitalization of stockholder loans                                                          47,304                    -
      Conversion of stockholder note to common stock                                               16,000                    -
      Common stock of subsidiaries acquired for stock                                              16,018                    -


 The accompanying notes are an integral part of these consolidated and combined financial statements.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 1 - NATURE OF BUSINESS

     Midnight Auto Holdings, Inc. and its subsidiaries (collectively "the Company") provides complete automobile vehicle services and sublet services including body and paint, insurance claims, dealer warranty and recall services, and owner shuttle services. Every "All Night Auto Service Center" is open seven days per week with extended hours Monday through Friday.

     Midnight Auto Holdings, Inc. (MAHI) was formed in March 2004 under a plan of reorganization in which it acquired all the outstanding shares of Midnight Auto Franchise Corp. (MAFC) and All Night Auto Stores, Inc. (ANASi) in a tax free exchange. MAFC is the retail sales division for both franchise and joint venture activities and ANASi is the corporate owned and operated retail store division, which operated two All Night Auto Centers. Prior to the reorganization, MAFC and ANASi were related through common stock ownership. The Company's first joint venture commenced operations in February 2005.

     BASIS OF PRESENTATION

     The consolidated financial statements for 2004 reflect the operations of the Company's retail and franchise operations since the Company's inception in March 2004 and the combined results of operations of MAFC and ANASi (and its two wholly owned subsidiaries) until the date of reorganization. The combined financial statements for 2003 include the operations of MAFC and ANASi (and its two wholly owned subsidiaries), which were related through common stock ownership.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     PRINCIPLES OF CONSOLIDATION AND COMBINATION

     All significant intercompany transactions and balances have been eliminated in the preparation of these financial statements.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities as of the dates of such financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     REVENUE RECOGNITION

     The Company charges franchisees a non-refundable initial franchise fee. Initial franchise fees are recognized at the time the Company has substantially performed all material services required. Continuing franchise royalty fees are recorded as earned based upon a percentage of the gross revenues generated by each franchised location.

     The Company derives its revenues from the following three principal sources:

     NET SALES of auto related services;

     FRANCHISE ROYALTIES based upon a percentage of the gross revenues generated by each franchised location;

     OTHER FRANCHISE RELATED FEES provided to franchisees under the terms of franchise agreements (including, but not limited to, the initial franchise fees and training fees).

     CASH AND CASH EQUIVALENTS

     Cash represents cash on hand at Company-owned stores and cash on deposit with financial institutions. All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. The Company's cash equivalents are invested in money market accounts.

     MARKETABLE SECURITY

     The Company's marketable security is a mutual fund that is classified as available-for-sale and carried at fair market value determined by its quoted market price. The unrealized gains and losses, net of tax, are included in the determination of comprehensive income and reported in shareholders' deficit.

     INVENTORIES

     Inventories are stated at the lower of cost or market value, and consist primarily of automobile parts and supplies.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     PROPERTY AND EQUIPMENT - NET

     Property and equipment, net are recorded at cost, less accumulated depreciation and amortization. Depreciation is recorded on a declining balance basis over the estimated useful lives of the respective classes of assets.

     IMPAIRMENT OF LONG-LIVED ASSETS

     The Company follows the provisions of SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable, but amends the prior accounting and reporting standards for segments of a business to be disposed of. The Company periodically evaluates its long-lived assets (on a store-by-store basis) based on, among other factors, the estimated, undiscounted future cash flows expected to be generated from such assets in order to determine if an impairment exists. For the years ended December 31, 2004 and 2003, the Company did not record any impairment charges for stores it will continue to operate.

     ADVERTISING COSTS

     The Company expenses advertising costs as incurred. Advertising costs aggregated approximately $52,000 and $48,000 for the years ended December 31, 2004 and 2003, respectively.

     COMPREHENSIVE INCOME

     The Company follows the provisions of SFAS No. 130, "Reporting Comprehensive Income," which establishes rules for the reporting of comprehensive income (loss) and its components. Under that statement, holding gains or losses on available-for-sale securities are considered as other comprehensive income and reported as a direct change in stockholders' equity (deficit).

     INCOME TAXES

     The Company accounts for income taxes using the liability method. Deferred Income taxes are determined based on the temporary differences between the financial statement and tax basis of assets and liabilities measured using the enacted tax rates expected to be in effect when these differences reverse. Differences between assets and liabilities for financial statement and tax return purposes are principally related to accrued expenses, depreciation and net operating loss carryforwards.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     DEFERRED RENT

     The Company has entered into operating lease agreements for its service centers which contain provisions for future rent increases. In accordance with generally accepted accounting principles, the Company records monthly rent expense equal to the total of the payments due over the lease term, divided by the number of months of the lease term. The difference between rent expense recorded and the amount paid is credited or charged to "deferred rent obligation," which is reflected as a separate line item in the accompanying balance sheet.

NOTE 3 - GOING-CONCERN ISSUES ARISING FROM RECURRING LOSSES
                AND CASH FLOW PROBLEMS

     As shown in the accompanying financial statements, the Company has incurred recurring losses from operations, and as of December 31, 2004, the Company's current liabilities exceeded its current assets by approximately $840,000 and its total liabilities exceeded its total assets by approximately $953,000. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management has instituted a plan of expansion to increase revenues and profitability. In this regard, the Company has taken the following steps in 2005:

     1. Entered into an agreement with a Company to identify new opportunities to enter into joint ventures.

     2. Opened 7 new retail centers - 4 which are wholly-owned and 3 which are joint ventures in which the Company has a 49% interest in 2 centers and a 51% interest in the other center.

     3. Obtained financing of $2,610,000 under various note arrangements to open the new centers and for operating capital.

     4.   Closed one center which had losses since inception.

     In addition, the Company is currently in negotiations to do a reverse merger into a public shell which is expected to be completed by December 31, 2005. The holders of the notes payable have agreed to convert the notes to convertible preferred stock after the merger is completed.

     Management believes these factors will contribute toward achieving profitability. The accompanying financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 4 - NOTES RECEIVABLE, STOCKHOLDERS

     In 2004, the Company advanced monies to six of its key employees, all of whom are also stockholders, which are evidenced by unsecured variable amount promissory notes, due on demand. Interest on these notes are at the short-term Applicable Federal Rate and is due before December 31st of each year. Interest totaled $3,356 for fiscal 2004. These notes are shown in current assets as they were repaid in December 2005.

NOTE 5 - PROPERTY AND EQUIPMENT- NET

     Property and equipment, net, consists of the following:

                                          DECEMBER 31,
                                  ----------------------------       ESTIMATED
                                      2004            2003          USEFUL LIFE
                                  -------------  -------------    --------------

 Machinery and equipment            $  277,700     $  239,784         7 years
 Leasehold improvements                  5,630          5,630        10 years
 Office equipment                        5,974          5,974         5 years
                                    ----------     ----------
                                       289,304        251,388
 Less: accumulated depreciation        147,074         93,270
                                    ----------     ----------
 Property and equipment, net        $  142,230     $  158,118
                                    ==========     ==========

     The net book value of assets held under capital leases included in property and equipment aggregated $54,364 net of accumulated depreciation of $28,813 as of December 31, 2003. The leases were paid off in 2004 from the proceeds of the term loan (see Note 8).

     Depreciation expense for the years ended December 31, 2004 and 2003 was $53,803 and $37,558, respectively.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 6 - INTANGIBLE ASSET

     The intangible asset represents a payment for the design plans for All Night Service Centers. Since a useful life cannot be determined, impairment is assessed each year and there is no amortization being provided on this asset.

NOTE 7 - LINES OF CREDIT

     In 2004, the Company obtained a new line of credit with a bank which expired April 2005 but was extended for an additional year. Borrowings under the line are subject to interest at 1/2% above the banks prime rate. The loan is secured by the Company's inventory and equipment and is guaranteed by the major stockholders of the two operating subsidiaries. The balance at December 31, 2004 was $93,290.

     The new line replaced two lines of credit, one for each operating subsidiary, for $65,000 and $100,000. Interest on these lines was at 1 1/2 % above the bank's prime rate.

NOTE 8 - NOTES PAYABLE - BANK

     On May 27, 2004, the Company obtained a $230,000 five year installment note from the same bank it has a line of credit with. The note is payable in 60 monthly installments of $4,413 which includes interest at 5.6%. The note is collateralized by the property leased to one of the operating centers which is owned by a company whose stockholders are also stockholders in the Company. The balance of the note at December 31, 2004 was $206,401 which consisted of the short-term portion of $42,590 and the long-term portion of $163,811. Interest on the loan amounted to $7,l84 for 2004.

     As of December 31, 2004, future principal payments due on the note are as follows:

                      YEAR ENDING                        AMOUNT

                         2005                          $   42,590
                         2006                              44,923
                         2007                              47,504
                         2008                              50,234
                         2009                              21,150
                                                       ----------
                                                       $  206,401
                                                       ==========

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 9 - NOTES PAYABLE - STOCKHOLDERS

     As of December 31, 2004, there are four notes outstanding to stockholders as follows:

        Note payable of $30,000 due April 30, 2004, with
          interest at 10% per annum payable on demand and
          secured by $100,000 cashless warrants exercisable
          at $1.00. $16,000 of the note was converted to
          common stock.                                                $  14,000

        Unsecured note dated November 11, 2004, payable in 90
          days with interest at 8% per annum. Upon the
          occurrence of any Event of Default, interest shall
          accrue at the rate of 24% per annum.                            30,000

        Unsecured note dated October 1, 2004, payable in 90
          days with interest at 8% per annum. Upon the
          occurrence of any Event of Default, interest shall
          accrue at the rate of 24% per annum.                            40,000

        Unsecured note dated December 27, 2004, payable in 90
          days with interest at 8% per annum. Upon the
          occurrence of any Event of Default, interest shall
          accrue at the rate of 24% per annum.                            40,000
                                                                       ---------
                                                                       $ 124,000
                                                                       =========

     The unsecured notes were not paid when due and remain open. The Company is currently in negotiations to do a reverse merger with a public company. After completion of the merger these notes will be converted into stock of the public company.

     Interest on these notes totaled $2,791 for the year ended December 31, 2004.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003





NOTE 10 - INCOME TAXES

     The federal and state income tax provision is summarized as follows:

                                                           YEAR ENDED
                                                          DECEMBER 31,
                                                  ----------------------------
                                                      2004           2003
                                                  -------------  -------------
         Current:

           Federal                                  $    4,000     $    8,000
           State                                         8,700          5,630
                                                    ----------     ----------
                                                    $   12,700     $   13,630
         Deferred:

           Federal                                  $  315,000     $  118,000
           Valuation allowance                        (315,000)      (118,000)
                                                    ----------     ----------
                                                          -              -
                                                    ----------     ----------
                                                    $   12,700     $   13,630
                                                    ==========     ==========

     Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The major temporary differences that give rise to the deferred tax assets and liabilities are as follows: accruals, depreciation and net operating losses carryforwards. The net deferred tax assets were $435,000 and $120,000 at December 31, 2004 and 2003, respectively. The Company has provided a 100% valuation allowance against the deferred tax assets as it is not certain if these assets will be realized in the future.

     The Company and its affiliates are in the process of preparing their tax returns for 2004 and 2003.

     At December 31, 2004, the Company has available unused net operating losses of $615,000 that may be applied against future taxable income and that expire between the years 2019 and 2024.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003




NOTE 11 - COMMITMENTS AND CONTINGENCIES

     The Company leases locations for both of its Company-owned stores. As of December 31, 2004, minimum future rental payments for Company-owned stores, in the aggregate, are as follows:

                                                       TOTAL LEASE
                                                       OBLIGATIONS
                                                       ------------
                         2005                          $  179,447
                         2006                             182,812
                         2007                             107,645
                         2008                              42,198
                         2009                              43,463
                      Thereafter                          138,372
                                                       ----------
                                                       $  693,937
                                                       ==========

     Rent expense approximated $190,000 and $187,000 for the years ended December 31, 2004 and 2003, respectively.

     EMPLOYMENT AGREEMENTS

     The Company has employment agreements with its four key officers and a key employee which provide for annual salaries of $750,000 per annum, collectively. The Company has accrued compensation under these agreements which totaled approximately $654,000 for the year ended December 31, 2004 and is reflected in the attached balance sheet. All accrued compensation was paid in December 2005.

     CONSULTING AGREEMENT

     In March 2004, the Company entered into a one-year consulting agreement with the Scott Group who was to identify opportunities to raise capital or obtain financing. The consultant was paid $10,000 per month plus expenses. The agreement was modified in that the consultant agreed to receive a fee of 10% of the amount raised for the Company in lieu of the fixed monthly payment.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003



NOTE 11 - COMMITMENTS AND CONTINGENCIES (CONTINUED)

     LITIGATION

     In July 2005, a claim was filed in North Carolina against All Night Auto, Inc. (a subsidiary of ANASi) which operates the service center in Troy, Michigan. The claim was filed by the sublessor of a lease which expired in 2003 claiming non-payment of lease obligations for approximately $83,000. All Night Auto, Inc. has asserted numerous defenses and has moved to dismiss the lawsuit for lack of jurisdiction. Legal council is unable to express an opinion at this time as to the probable outcome of this matter.

NOTE 12 - RELATED PARTY TRANSACTIONS

     The Company leases one of its operating facilities from a company whose stockholders are also stockholders in MAHI. The rent paid to the lessor was $22,707 and $40,829 for the years ended December 31, 2004 and 2003, respectively. The rent due was $22,874 and $2,274 at December 31, 2004 and 2003, respectively, which was included in accrued expenses. The lessor has granted the property which it leases to the Company as collateral for the note payable of $230,000.

     In 2004, the Company made advances to stockholders and officers under notes receivable totaling $426,704 at December 31, 2004. Interest on these notes totaled $3,356 in 2004.

     The Company has accrued a total of $50,000 during 2004 which is due to a director of the Company.

     Three stockholders loaned the Company a total of $140,000 during 2004 under notes payable. The amount due stockholders at December 31, 2004 was $124,000. Interest accrued on these notes for 2004 totaled $2,791 which is included in accrued expenses at December 31, 2004.

                          MIDNIGHT AUTO HOLDINGS, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 2004 AND 2003





NOTE 13 - SUBSEQUENT EVENTS

     In May 2005, the Company closed a wholly-owned retail center which had continual losses. In 2005, the Company also opened 7 new retail centers, 4 of which are wholly-owned and 3 joint ventures in which the Company owns 49% of two centers and 51% of the other center.

     In 2005, the Company has obtained financing under various notes payable totaling $2,610,000 in order to finance the new centers which were opened and for operating capital.

     The  Company   entered  into  an  agreement  with  a  company  to  identify opportunities to open new retail centers in exchange for a commission to be paid when the centers are opened.

     In December 2005, the Company paid the accrued stockholders' salaries of $654,088.

     The notes receivable from stockholders of $426,704 were repaid in December 2005.